Exhibit 99.1

Quanterix Reschedules Q4 and Full Year 2023 Earnings Conference Call; Reaffirms 2023 Guidance

BILLERICA, Mass.- February 26, 2024 - Quanterix Corporation (NASDAQ: QTRX) today announced that it has rescheduled the release of its financial results for the fourth quarter and year ended December 31, 2023 and the associated conference call in order to more closely align the release of such results with the filing of its Annual Report on Form 10-K for the year ended December 31, 2023, the deadline for which is February 29, 2024. The investor call will now be held on Thursday, February 29, 2024

Quanterix expects 2023 revenue, gross margin and cash usage to be in line with guidance provided on January 10, 2024.

Quanterix expects to issue a press release regarding its fourth quarter 2023 and full year 2023 financial results prior to the conference call. The press release will be posted on the Quanterix website at http://www.quanterix.com. In conjunction with this announcement, the Company will host a conference call on February 29, 2024 at 4:30 p.m. E.T. Click here to pre-register for the conference call and obtain your dial-in number and passcode. Previously obtained dial-in numbers and passcodes may be used for the rescheduled call.

Interested investors can also listen to the live webcast from the Event Details page in the Investors section of the Quanterix website at http://www.quanterix.com. An archived webcast replay will be available on the Company’s website for one year.

About Quanterix

From discovery to diagnostics, Quanterix’s ultrasensitive biomarker detection is driving breakthroughs only made possible through its unparalleled sensitivity and flexibility. The Company’s Simoa technology has delivered the gold standard for earlier biomarker detection in blood, serum or plasma, with the ability to quantify proteins that are far lower than the Level of Quantification of conventional analog methods. Its industry-leading precision instruments, digital immunoassay technology and CLIA-certified Accelerator laboratory have supported research that advances disease understanding and management in neurology, oncology, immunology, cardiology and infectious disease. Quanterix has been a trusted partner of the scientific community for nearly two decades, powering research published in more than 2,700 peer-reviewed journals. Find additional information about the Billerica, Massachusetts-based company at https://www.quanterix.com or follow us on Twitter and LinkedIn.

Forward-Looking Statements

Final financial information is subject to completion of the Company’s normal quarter and year-end close procedures and the audit of the Company’s financial statements for the year ended December 31, 2023, which are ongoing. This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend" and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements about Quanterix’s financial performance and are subject to a number of risks, uncertainties and assumptions. Forward-looking statements in this press release are based on Quanterix’s expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Factors that may cause Quanterix’s actual results to differ from those expressed or implied in the forward-looking statements in this press release include, but are not limited to, those described in our periodic reports filed with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as required by law, Quanterix assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Contacts

Media:
PAN Communications
Maya Nimnicht

510-334-6273
quanterix@pancomm.com

Investor Relations:
ir@quanterix.com